                                POWER OF ATTORNEY

            I, John D. DesPrez III, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

             Variable Annuity Registration Statement filed under the
                       Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/ John D. DesPrez III            Director            March 25, 2006
-----------------------
John D. DesPrez III

                                POWER OF ATTORNEY

            I, James R. Boyle, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

               Variable Annuity Registration Statement filed under
                     the Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/ James R. Boyle                 Director            March 25, 2006
-----------------------
James R. Boyle

                                POWER OF ATTORNEY

            I, Jonathan Chiel, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

               Variable Annuity Registration Statement filed under
                     the Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/ Jonathan Chiel                 Director            March 25, 2006
-----------------------
Jonathan Chiel

                                POWER OF ATTORNEY

            I, Marc Costantini, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

               Variable Annuity Registration Statement filed under
                     the Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 27, 2006 and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/ Marc Costantini                Director            March 27, 2006
-----------------------
Marc Costantini

                                POWER OF ATTORNEY

            I, Warren Thomson, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

               Variable Annuity Registration Statement filed under
                     the Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/Warren Thomson                  Director            March 25, 2006
-----------------------
Warren Thomson

                                POWER OF ATTORNEY

            I, Robert A. Cook, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

               Variable Annuity Registration Statement filed under
                     the Securities Act of 1933: 033-82648

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 24, 2006and remains in effect until revoked or revised.

SIGNATURE                           TITLE              DATE
                                    -----
/s/ Robert A. Cook                 Director            March 24, 2006
-----------------------
Robert A. Cook